Special Shareholder Meeting of

T. Rowe Price Summit Municipal Money Market Fund

Friday, October 9, 2020

8:00 a.m. ET

Instructions to Join the Meeting

Speaker Toll-Free Dial-In Number: 833-570-1114

Conference ID: 3589803

- Please dial into the pre-meeting around 7:30 a.m.

- Identify the above Conference ID to the operator and state “I need to be placed in the Pre-Conference for this event”

- The operator will review and confirm certain details

- After review with the operator, each person on a speaker line should mute their phone unless speaking

- Then, please log into Lumi using your web browser

Operator’s Script

Operator: Hello and welcome to a Special Meeting of the Shareholders of the T. Rowe Price Summit Municipal Money Market Fund. Please note that today’s meeting is being recorded.

During the meeting, we’ll have a question and answer session. You can submit questions or comments at any time by clicking on the message icon.

HANDOFF TO DAVID: It is now my pleasure to turn today’s meeting over to David Oestreicher, a Director of the T. Rowe Price Summit Municipal Money Market Fund. Mr. Oestreicher, the floor is yours.

T. Rowe Price Voting Procedures Speech

The meeting will please come to order.

Good Morning, and welcome to the T. Rowe Price Special Shareholder Meeting for the T. Rowe Price Summit Municipal Money Market Fund. I am David Oestreicher, a member of the Board of Directors and I will be presiding over this meeting. Shannon Hofher Rauser will record the minutes of this meeting. I want to acknowledge these extraordinary and unsettling times and we hope everyone is safe and healthy. In an effort to support the health and well-being of our shareholders, associates and directors, we determined to hold this meeting in a virtual format.

This meeting is being convened for shareholders of the T. Rowe Price Summit Municipal Money Market Fund, which I will hereafter refer to as the Fund.

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The order of business for the Fund for which a quorum has been established will be as follows:

▪ We will discuss and report on the votes for the proxy proposal; and

▪ Then, we will open the meeting for questions.

I am now calling to order the formal part of the meeting. Applicable legal requirements under the Investment Company Act of 1940 and state law require mutual funds to obtain shareholder approval with respect to certain significant events. A proposal to approve an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund into the T. Rowe Price Tax-Exempt Money Fund constitutes an event that requires shareholder approval. Therefore, shareholders of the Fund were asked to vote on the proposal. The Plan of Reorganization provides for the transfer of substantially all of the assets and liabilities of the Fund to the Tax-Exempt Money Fund in exchange for Investor Class shares of the Tax-Exempt Money Fund, and the distribution of the Investor Class shares of the Tax-Exempt Money Fund to the shareholders of the Fund in liquidation of the Fund.

Fran Pollack-Matz, Secretary of the T. Rowe Price Funds, has received certification that due notice of this meeting was sent beginning on August 29, 2020, to all shareholders of record for the Fund at the close of business on July 31, 2020. I would now like to appoint as inspector of the election Ms. Rauser, Assistant Secretary of the T. Rowe Price Funds. She has advised me that the proxy solicitor, Computershare Fund Services, has confirmed that a quorum has been obtained for the Fund.

We will now take questions and comments related to the proxy proposal. There will be time at the end of the meeting for general questions and comments. If you would like to submit a question or comment related to the proxy proposal, please click on the message icon in the top middle of the web page, type in your question in the space provided at the bottom of the web page and click on the arrow to send.

[Allow time to receive any questions or comments. 30 Seconds]

Any shareholder who hasn’t yet voted or wishes to change their vote, may do so by voting through the web page. You will see instructions in the middle of the web page that state, “To review proxy materials or vote, have your proxy card on hand and click here.” Shareholders who have sent in proxies or voted via telephone or internet and do not want to change their vote, do not need to take any further action.

[Allow time for shareholders to complete and submit the ballots. 30 Seconds]

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We’ll proceed now to the proposal before us. Votes were solicited by the Fund’s Board of Directors to approve an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund into the T. Rowe Price Tax-Exempt Money Fund. The plan provides for the transfer of substantially all of the assets and liabilities of the Fund to the Tax-Exempt Fund in exchange for Investor Class shares of the Tax-Exempt Money Fund, and the distribution of the Investor Class shares of the Tax-Exempt Money Fund to the shareholders of the Fund. The Fund will then be liquidated after consummation of the reorganization.

[pause]

I declare the polls now closed. Will the inspector of election please report on the votes cast by the shareholders of the Fund?

[Shannon reports the results of the vote.]

I declare the proposed reorganization of the Fund into the T. Rowe Price Tax-Exempt Money Fund to be approved.

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Before we move on to shareholder questions, is there any unfinished business? If there is no further official business to come before this meeting, the formal portion of the meeting is now adjourned. We will now proceed with the informal portion of the meeting.

The floor is now open to any questions and comments. If you would like to submit a question or comment, please click on the message icon in the top middle of the web page, type in your question in the space provided at the bottom of the web page and click on the arrow to send.

[Allow time to receive any questions or comments. 30 Seconds]

If there are no [further] questions, this concludes the informal business of the meeting. The meeting is adjourned.

Operator: This concludes the meeting. You may now disconnect.